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                                                                  Exhibit 10.420

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Agreement") is made and entered into this 5 day of November, 2004, by and among GERMANTOWN VENTURE, an Alabama general partnership ("Seller"), INLAND WESTERN MEMPHIS WINCHESTER, L.L.C., a Delaware limited liability company ("Purchaser"), and CHICAGO TITLE & TRUST COMPANY ("Escrow Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to an agreement of purchase and sale dated as of September 9, 2004, Seller has agreed to sell and Purchaser has agreed to purchase certain improved real property commonly known as Winchester Commons Shopping Center, located in the City of Memphis, Shelby County, Tennessee, as more particularly described on Exhibit "A" attached hereto (the "Property"); and

     WHEREAS, Seller has agreed to deposit certain funds in escrow with Escrow Agent as contemplated by Paragraph 15 of the agreement of purchase and sale and as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, and in order to define the duties and responsibilities of Escrow Agent, it is hereby agreed as follows:

     1. PURPOSE AND ESTABLISHMENT OF ESCROW. As of the date hereof, Seller shall deposit with Escrow Agent an amount (the "Leasing Deposit") equal to the sum of the following: Base Rent and CAM, real estate tax and insurance pass-throughs for a three (3) month period. In addition, Seller shall, as of the date hereof, deposit with the Escrow Agent the amount of $20,000.00 (the "Roof Warranty Deposit) and the amount of $4,500.00 (the "Kroger Roof Warranty Deposit").

     2. DEPOSIT OF ESCROWED FUNDS. Concurrently with the delivery of the Purchase Price under the agreement of purchase and sale, Seller is depositing with Escrow Agent the sum of $8,753.01, representing the Leasing Deposit, and the sum of $20,000, representing the Roof Warranty Deposit and $4,500.000, representing the Kroger Roof Warranty Deposit (collectively, the "Escrowed Funds") to be held by the Escrow Agent and disposed of pursuant to and strictly in accordance with the terms and conditions hereof.

     3. RELEASE OF ESCROWED FUNDS. (a) Leasing Deposit. Purchaser shall be entitled, at the closing, to receive from the Leasing Deposit a prorata share of the rent due Purchaser for the Giant TV space for the month of the closing. Thereafter, commencing on the first day of the first month following the closing and continuing on the first day of each calendar month thereafter, Purchaser shall be entitled to receive from the Leasing Deposit, an amount equal to 1/3 (with the last month adjusted for the rent payment paid to Purchaser at the closing for the prorated portion of the month of the closing) of the initial balance of the Leasing Deposit, which monthly payment shall continue until the earlier of (a) the date the Leasing Deposit has been disbursed in full or (b) the date that all of the Giant TV Space has been leased to a third party tenant or

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tenants and such third party tenant or tenants have commenced full payments of
Base Rent, CAM, real estate taxes and insurance passthroughs (the "Lease-Up Event").

          At such time as Escrow Agent receives notice from Purchaser that the Lease-Up Event has occurred, then any remaining portion of the Leasing Deposit shall be disbursed by Escrow Agent to Seller.

     (b) Roof Warranty Deposit. Following the Close of Escrow, Seller shall make commercially reasonable, good faith efforts to (i) locate a copy of the roof warranty for that portion of the improvements to the Property which is not the Kroger premises, and (ii) to cause such roof warranty to be assigned to Purchaser, all at Seller's sole cost and expense. If, on or before May 4, 2005, Seller delivers to Purchaser a copy of the roof warranty, including an assignment of the roof warranty to Purchaser, than Seller and Purchaser shall mutually instruct the Escrow Agent to disburse the Roof Warranty Deposit to Seller. If Seller has not delivered the roof warranty and assignment to Purchaser on or before May 4, 2005, then without further direction by either party, the Escrow Agent shall disburse the Roof Warranty Deposit to Purchaser.

     (c) Kroger Roof Warranty Deposit. Following the Close of Escrow, Seller shall make commercially reasonable, good faith efforts to cause the existing roof warranty for the Kroger portion of the improvements to the Property to be assigned to Purchaser, all at Seller's sole cost and expense. If, on or before Febuary 4, 2005, Seller delivers to Purchaser a copy of the Kroger roof warranty, including an assignment of the Kroger roof warranty to Purchaser (approved by the vendor), then Seller and Purchaser shall mutually instruct the Escrow Agent to disburse the Roof Warranty Deposit to Seller. If Seller has not delivered the roof warranty and assignment to Purchaser on or before Febuary 4, 2005, then without further direction by either party, the Escrow Agent shall disburse the Roof Warranty Deposit to Purchaser.

     (d) Seller shall have no other or further obligations with respect to the roof warranty or the roof except to the extent set forth herein.

     4. DUTIES OF ESCROW AGENT. The Escrow Agent shall have no liability to any party on account of Escrow Agent's failure to disburse the Leasing Deposit if a dispute shall have arisen with respect to the propriety of such disbursement; and, in the event of any dispute as to who is entitled to receive the Leasing Deposit, the Escrow Agent may disburse it in accordance with the final order of a court of competent jurisdiction, or shall deposit the Leasing Deposit with such a court pending a final decision of such controversy (and any reasonable attorneys' fees or legal costs paid or incurred by Escrow Agent shall be out-of-pocket disbursements for which the parties shall be liable to reimburse Escrow Agent) provided, however, that the costs thereof shall be taxed as costs in any litigation hereunder. The parties hereto further expressly agree that Escrow Agent shall not be liable for failure of the depository and shall be otherwise liable only in the event of Escrow Agent's negligence or misconduct. Escrow Agent shall not disburse any deposit hereunder if it receives written notice that a dispute exist.

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     5.   NOTICES. All notices, waivers, approvals, consents, demands, requests, or other communications (collectively, "Notices") which may be or are required to be given, served, or sent by any party hereto to the other party hereto pursuant to, or in connection with, this Agreement shall be in writing and shall be hand delivered, sent by Federal Express, or similar overnight service, or transmitted by telegram, telex, or telecopy (with automatic receipt confirmation, and immediately followed via one of the other delivery methods described above), addressed as follows:

          If to Purchaser:     Inland Western Memphis Winchester, L.L.C.
                               c/o Inland US Management, LLC
                               2907 Butterfield Road
                               Oak Brook, IL 60523

          With a copy to:      Robin Rash, Esq.
                               The Inland Real Estate Group, Inc.
                               Law Department
                               2901 Butterfield Road
                               Oak Brook, Illinois 60523
                               Tel:  (630)218-8000 ext. 2854
                               Fax:  (630)218-4900

          If to Seller:        c/o Fairway Investments, L.L.C.
                               Attn: A. Sims Garrison
                               2830 Cahaba Road
                               Birmingham, AL 35223
                               Tel:  (205) 802-7202
                               Fax:  (205) 802-7223

          With a copy to:      W. Howard Donovan, III, Esq.
                               Johnston & Conwell, L.L.C.
                               800 Shades Creek Parkway, Suite 325
                               Birmingham, AL 35209
                               Tel:  (205) 414-1224
                               Fax:  (205) 414-1205

          If to Escrow Agent:  Nancy Castro
                               Chicago Title Insurance Company
                               171 North Clark Street, 03D2
                               Chicago, IL  60601-3294
COPIES OF ALL NOTICES OR DOCUMENTS SENT TO ANY PARTY SHALL BE SENT TO ALL PARTIES TO THIS INSTRUMENT.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

                                     GERMANTOWN VENTURE, an Alabama
                                     general partnership

                                     By: The Thompson Development Company, Inc.,
                                     an Alabama corporation, as Trustee of The
                                     Michael D. Thompson Revocable Trust dated
                                     as of December 15,1999, The Michael D.
                                     Thompson Family Revocable Trust dated as of
                                     December 15,1999, The Lucy Lamar Thompson
                                     Revocable Trust dated as of December
                                     15, 1999, The Eugenia Maxwell Thompson
                                     Revocable Trust dated as of December 15,
                                     1999, The Anne Dewitt Thompson Revocable
                                     Trust dated as of December 15, 1999, The
                                     Lisa Thompson Froehlich Revocable Trust
                                     dated as of December 15, 1999, The Mallie
                                     Elizabeth Froehlich Revocable Trust, dated
                                     as of December 15, 1999, The Hall W.
                                     Thompson, Jr. Revocable Trust dated as of
                                     December 15, 1999, and The Benjamin Hall
                                     Thompson Revocable Trust dated as of
                                     December 15,1999


                                     By: /s/ Guy S. Clifton
                                        ---------------------------------------
                                         Guy S. Clifton
                                         Vice President

                                     INLAND WESTERN MEMPHIS
                                     WINCHESTER, L.L.C., a Delaware
                                     limited liability company

                                     By: Inland Western Retail Real Estate
                                         Trust, Inc., a Maryland corporation,
                                         Its Sole Member

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------

                                     CHICAGO TITLE & TRUST COMPANY

                                     By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                     Its: ESCROW ADMINISTRATOR
                                         ---------------------------------------

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                                     INLAND WESTERN MEMPHIS
                                     WINCHESTER, L.L.C., a Delaware
                                     limited liability company

                                     By: Inland Western Retail Real Estate
                                         Trust, Inc., a Maryland corporation,
                                         Its Sole Member

                                     By:  /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                     Its: Asst Secretary
                                         ---------------------------------------

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